NYSE Amex Equities Exchange Symbol - UEC

Uranium Energy Corp Completes First Sale of Uranium

Corpus Christi, TX, October 26, 2011 - Uranium Energy Corp (NYSE AMEX: UEC, the "Company") is pleased to announce the completion of its first uranium sale which will be reflected in the Company's upcoming Fiscal 2012 Q1 report. A total of 60,000 pounds of U3O8 were sold for $52 per pound for gross proceeds of $3.12 million under the terms of the multi-year uranium sales contract as originally announced on June 14, 2011. This contract calls for the delivery of 300,000 pounds of U3O8 from the Company's Hobson processing facility over a three-year period starting in Fiscal 2012, with the price to be based on published market price indicators at the time of delivery.

Amir Adnani, President and Chief Executive Officer, stated, "The Company has achieved tremendous growth in the past two years on its way to becoming North America's newest uranium producer. This growth started with the acquisition of the STMV assets from Uranium One Inc. in December 2009 and, just one year later, we completed development and began producing from the Palangana Mine in November 2010, and have been stockpiling uranium production since then. With the completion this month of our first uranium sale, and the recording of first revenues from operations, the Company has established yet another milestone."

About Uranium Energy Corp

Uranium Energy Corp is a U.S.-based uranium production, development and exploration company operating North America's newest emerging uranium mine. The Company's fully licensed and permitted Hobson processing facility is central to all of its projects in South Texas, including the Palangana in-situ recovery project, which is ramping up initial production, and the Goliad in-situ recovery project which is in the final stages of mine permitting for production. The Company's operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact North America: Investor Relations, Uranium Energy Corp:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE-AMEX: UEC
Frankfurt Stock Exchange Symbol: U6Z
WKN: AØJDRR
ISN: US916896103

Notice to U.S. Investors

The mineral resources referred to herein have been estimated in accordance with the definition standards on mineral resources of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in NI 43-101 and are not compliant with U.S. Securities and Exchange Commission (the "SEC") Industry Guide 7 guidelines. In addition, measured mineral resources, indicated mineral resources and inferred mineral resources, while recognized and required by Canadian regulations, are not defined terms under SEC Industry Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC. Accordingly, we have not reported them in the United States. Investors are cautioned not to assume that any part or all of the mineral resources in these categories will ever be converted into mineral reserves. These terms have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. In particular, it should be noted that mineral resources which are not mineral reserves do not have demonstrated economic viability. It cannot be assumed that all or any part of measured mineral resources, indicated mineral resources or inferred mineral resources will ever be upgraded to a higher category. In accordance with Canadian rules, estimates of inferred mineral resources cannot form the basis of feasibility or other economic studies. Investors are cautioned not to assume that any part of the reported measured mineral resources, indicated mineral resources or inferred mineral resources referred to in this news release are economically or legally mineable.

Under NI 43-101 an issuer may disclose an estimate of the quantity and grade of a historical mineral resource made before the instrument came into force if the estimate is an estimate of mineral resources prepared by or on behalf of a person or company other than the issuer and the disclosure identifies the source and date of the historical estimate, confirms that the historical estimate is relevant, comments on its reliability, and explains any differences between the categories used in the historical resource and those permitted by NI 43-101. Any such resources are historical in nature and were compiled before the implementation of NI 43-101 reporting standards, and the Company may not have independently verified any such resource so is not treating them as current resources. Any such historical resources were prepared to industry standards in place at the time and are considered relevant today. Any such estimate, although prepared by experienced personnel and considered relevant should not be relied on.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.  This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.